UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2008

1st Financial Services Corporation

(Exact name of registrant as specified in its charter)

North Carolina	000-53264	26-0207901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street Hendersonville, North Carolina	28792
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 25, 2008, 1st Financial Services Corporation (“1st Financial”) entered into a Letter Loan Agreement—Line of Credit (the “Loan Agreement”) with Branch Banking and Trust Company (“BB&T”), pursuant to which BB&T provides a revolving line of credit to 1st Financial up to a maximum principal amount of Ten Million Dollars ($10,000,000) (the “Line of Credit”). A copy of the Loan Agreement is attached as Exhibit 10.1 to this Form 8-K.

Any advances made by BB&T under the Line of Credit will be covered by a Promissory Note in the face amount of $10,000,000, and will bear interest, unless there is an event of default, at the one month LIBOR rate, adjusted monthly on the first day of each month for each LIBOR interest period, as defined in the Addendum to the Promissory Note, plus one and one-half percent (1.50%) per annum. A copy of this Promissory Note is attached as Exhibit 10.2 to this Form 8-K. A copy of an Addendum to this Promissory Note is attached as Exhibit 10.3 to this Form 8-K.

1st Financial may borrow, repay, and re-borrow any time through June 25, 2009, the “Maturity Date.” Accrued interest only must be repaid quarterly beginning on September 25, 2008. One final payment of the entire unpaid principal balance then outstanding with accrued interest shall be due in full at the Maturity Date, or that outstanding balance may be repaid over a period of five years in equal annual installments. As security for the Line of Credit, 1st Financial has entered into a Pledge and Security Agreement giving BB&T a first and prior security interest in 1st Financial’s wholly-owned subsidiary, Mountain 1st Bank & Trust Company. A copy of the Pledge and Security Agreement is attached as Exhibit 10.4 to this Form 8-K.

Other customary terms of the Line of Credit are set forth in Exhibits 10.1, 10.2, 10.3, and 10.4.

Item 9.01.	Financial Statements and Exhibits

Exhibits. The following exhibits are being filed or furnished with this Report:

Exhibit No.	Exhibit Description
10.1	Letter Loan Agreement - Line of Credit dated June 25, 2008, by and between 1st Financial Services Corporation and Branch Banking and Trust Company

10.2	Promissory Note dated June 25, 2008, by 1st Financial Services Corporation

10.3	Addendum to Promissory Note dated June 25, 2008, by 1st Financial Services Corporation

10.4	Pledge and Security Agreement dated June 25, 2008, by 1st Financial Services Corporation for the benefit of Branch Banking and Trust Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION

Date: June 26, 2008	By:	/s/ Gregory Gibson
Gregory L. Gibson
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
10.1	Letter Loan Agreement - Line of Credit dated June 25, 2008, by and between 1st Financial Services Corporation and Branch Banking and Trust Company

10.2	Promissory Note dated June 25, 2008, by 1st Financial Services Corporation

10.3	Addendum to Promissory Note dated June 25, 2008, by 1st Financial Services Corporation

10.4	Pledge and Security Agreement dated June 25, 2008, by 1st Financial Services Corporation for the benefit of Branch Banking and Trust Company

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